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                                                                  Exhibit 10.7

               ANHEUSER-BUSCH GLOBAL EMPLOYEE STOCK PURCHASE PLAN

I.     NAME OF THE PLAN

The name of the plan is the Anheuser-Busch Global Employee Stock Purchase Plan, hereinafter referred to as the Plan.

II.    PURPOSE

The purpose of the Plan is to advance the interest of Anheuser-Busch Companies, Inc. and its Subsidiaries by encouraging ownership of shares in the Company by employees of the Company and its Subsidiaries located outside the United States, improving their long-term incentives and aligning their interests with those of the shareholders of Anheuser-Busch Companies, Inc.

III.   RULES

1.     Definitions
       -----------

       As used in this Plan:

       a)  "Compensation" means:

           1)  for salaried employee, basic or regular salary paid, and

           2) for hourly employees, actual pay for regularly scheduled working hours actually worked, paid vacations and paid holidays, and

           3) in neither case, including other forms of remuneration such as bonus, overtime, salary continuance, severance pay, redundancy pay, termination indemnities or other post-employment benefits;

           all except as may be determined by the Company from time to time and place to place consistent with local law.

       b)  "Board" means the Board of Directors of the Company.

       c) "Booked Shares" means Shares owned by a Participant which are held in his or her name by the Broker.

       d) "Broker" means the securities broker selected by the Company to execute transactions pursuant to the Plan and to hold the Booked Shares.

       e) "Commencement Date" means March 1, 1999 or a later date to be chosen by the Company with respect to any location.


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       f)  "Company" means Anheuser-Busch Companies, Inc.

       g) "Eligible Employee" means any individual who is employed on a regular basis by an Employer in a location outside the United States and Puerto Rico and is on the regular payroll of the Employer for that location; provided, any employees who:

           1) are eligible to participate in any 401(k) plan maintained for employees of the Company and its Subsidiaries;

           2) are not permitted to participate by reason of local law or regulation;

           3)  are required to report their trading in Shares pursuant to
               Section 16 of the United States Securities Exchange Act of 1934;

           4) are classified as temporary employees, leased employees or independent contractors; or

           5) are otherwise excluded by the Company under uniform and consistent rules shall not be Eligible Employees unless required by local law.

       h) "Employer" means the Company and any Subsidiary or division or branch of the Company or a Subsidiary with operations outside the United States which agrees in writing to be an Employer, subject to the consent of the Company.

       i) "Market Price" on a particular day means the closing price of a Share in United States currency on that day, as reported in the West Coast edition of The Wall Street Journal, New York Stock Exchange Transactions-Composite Transactions.

       j) "Offering Date" means the date of inception of the Plan at a particular location with respect to Eligible Employees at that location on the date of inception there, and any subsequent March 1 on which the Company determines to make another offer of Shares to Eligible Employees at that location in accordance with the Plan.

       k) "Participant" means an Eligible Employee who has enrolled in the Plan as provided for in Section 3.

       l) "Purchase Date" means any date specified by the Company on which Participants are authorized to purchase Shares. Except as otherwise determined by the Company, all Purchase Dates shall occur on the first day of March, June, September and December of any year, or if any such day falls on a weekend or holiday in the United States, on the next business day in the United States.

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       m)  "Retained Shares" means Booked Shares held by the Broker in a
           Participant's name for at least two (2) years. In no event shall any Shares which are transferred by a Participant, by gift, sale, bequest, inheritance or any other means or issued to the Participant in certificate form be treated as Retained Shares.

       n)  "Rules" means the rules of this Plan as described in this document.

       o) "Sale Date" means any date specified by the Company on which Participants are permitted to sell Shares. Until otherwise determined by the Company, Sale Dates shall occur on all dates on which Shares are traded on the New York Stock Exchange.

       p) "Savings Account" shall mean a Participant's individual savings account established for the purpose of Share purchase under the Plan by a financial institution selected by the Company or by the Participant with the consent of the Company as the Company may determine in its sole discretion.

       q) "Share" means a share of the $1 par value common stock of the Company.

       r) "Subsidiary" means any corporation as to which the Company controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock.

2.     Shares Available
       ----------------

       a) The number of Shares which may be issued pursuant to the Plan shall not exceed 500,000, subject to adjustment under Section 19. For this purpose:

           1) The number of Shares subject to offer as of an Offering Date shall be counted against this maximum at the Offering Date.

           2) If an offering is payable in cash only, the number of Shares on which such amount of cash is based shall be deemed used at the Offering Date.

           3) Shares subject to offer that (in whole or part) expire, terminate, are forfeited or otherwise become non-payable and Shares that are recaptured by the Company in connection with a forfeiture may be reused in new offerings to the extent of such expiration, termination, forfeiture, non-payability or recapture.

       b) In its sole discretion, the Company may issue treasury shares or authorized but unissued shares. No Shares shall be offered in exchange for previous Share offers with Market Prices higher than the Market Price of the Shares subject to

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           the current offer, nor shall any offer be amended to reduce the market price of the Shares under offer, nor shall any offer contain a "reload" feature under which additional Shares are offered automatically to Participants upon purchase of Shares under the offer.

       c) For purposes of satisfying its obligation to grant additional Shares to a Participant pursuant to Section 11, the Company or the Participant's Employer may uses Shares acquired from third parties rather than treasury shares or authorized but unissued shares.

3.     Participation
       -------------

       a) An Eligible Employee shall become eligible to become a Participant as of January 1 following his or her first day of employment; provided that all Eligible Employees on the regular payroll for a particular location on the fifteenth (15th) day of the calendar month preceding inception of the Plan in that location shall be eligible to become Participants at inception of the Plan in that location.

       b) Enrollment in the Plan shall include at a minimum: (1) a payroll deduction authorization specifying the amount or rate of Plan contributions per pay period, (2) an agreement to be bound by all of the applicable terms and conditions of the Plan, (3) designation of the Participant's tax residence and citizenship, (4) an agreement that information obtained in connection with the Participant's Plan participation may be communicated outside the country in which he or she is employed in furtherance of Plan purposes, (5) an authorization for the Employer and the Company to receive information on all transactions in the Participant's Savings Account for purposes of verifying compliance with the Plan either from the financial institution in which the Participant's Savings Account is maintained or from the Participant directly as determined by the Company from time to time and place to place, if so requested by the Company,
           (6) if determined to be appropriate by the Company, an authorization for the Employer to withdraw amounts from the Participant's Savings Account on the Participant's instruction for the purpose of buying Shares in accordance within the Plan; and (7) any other information deemed necessary or desirable by the Company, all in such form as the Company may require.

       c) An individual shall cease to be a Participant when he or she is no longer an Eligible Employee by reason of transfer, death, termination of employment (including retirement) or termination of the Plan in his or her location.

4.     Savings Accounts
       ----------------

       a) The Company shall select a financial institution and a savings plan offered by that institution in each country where an Employer has Eligible Employees. A

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           savings plan must be available to all Eligible Employees of all
           Employers in each country, and provide a Savings Account for and in the name of each Participant in the country; provided, if the Company determines in its sole discretion that a suitable savings plan is not available in a particular location, the Company may authorize the use of individual Saving Accounts established by affected Participants for this purpose. Each financial institution or Participant must agree: (1) to provide the Employer and the Company with statements of the Participant's Savings Account transactions to verify compliance with Plan rules; and (2) to comply with all legal requirements regarding tax and other reporting matters with respect to the Participant's Savings Account.

       b) A Participant's Savings Account shall be funded solely by amounts withheld from the Participant's Compensation at the Participant's election pursuant to the Plan by means of payroll deduction or by like means approved by the Company.

       c)  Withdrawals from a Participant's Savings Account may be made either:

           1) by the Participant for any purpose at any time, in which case the amount withdrawn may not be redeposited, or

           2) by the Participant or by the Employer on the instructions of the Participant for purchase of Shares in accordance with the Plan, as determined by the Company in its sole discretion.

5.     Plan Contributions
       ------------------

       Each Participant shall elect to contribute a percentage of Compensation to be withheld from his or her pay for each pay period by his or her Employer. The Company may impose a maximum on Participants' contributions from time to time and place to place. The Participant may change the percentage from time to time in accordance with procedures established by the Company. A Participant's Plan contributions which are withheld by payroll deduction shall be transferred by the Employer to the Participant's Savings Account within a reasonable time after they are withheld. Neither the Company nor any Employer shall be liable for interest for the period between the date of withholding and the date of transfer to the Participant's Savings Account. A Participant may elect to cease or resume contributions from time to time pursuant to procedures established by the Company.

6.     Share Offerings
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       a)  1)  On each Offering Date with respect to a location, each Eligible
               Employee on the regular payroll for that location shall be invited to purchase up to 100 Shares from the Company or the Eligible Employee's Employer, as determined by the Company in its sole discretion. An Eligible Employee making

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               contributions under the Plan as of an Offering Date shall be deemed to have accepted an offer made on the Offering Date. Any other Eligible Employee may accept an offer as of an Offering Date by written election to enroll in the Plan and make contributions under the Plan in accordance with procedures and by such deadlines as may be established by the Company from time to time. Notwithstanding anything, an Eligible Employee who is not making Plan contributions as of an Offering Date or does not elect to enroll and make Plan contributions in connection with an offer made on the Offering Date shall not be eligible for the offer.

           2) A Participant's Savings Account shall be the only source of funds for the Participant's purchase of Shares under the Plan.

           3) The Shares offered to a Participant on each Offering Date shall be in addition to any Shares offered to the Participant on prior Offering Dates.

           4) The purchase price of Shares offered on each Offering Date shall be fixed at the Market Price on the United States business day immediately before the Offering Date.

           5) Each Share offering shall expire on the Purchase Date coincident with the third anniversary of its Offering Date.

       b) Each offer to purchase Shares under the Plan shall be evidenced by a written offer from the Company or the Participant's Employer to the Participant in form determined by the Company, including the following terms and such other terms and conditions as the Company may determine in its sole discretion from time to time and place to place:

           1)  The number of Shares subject to the offer.

           2) The price per Share subject to the offer in United States currency.

           3)  The expiration date of the offer.

           The written offers provided for herein may be transmitted on paper, electronically or by other method selected by the Company. The written offers may contain any provision approved by the Company relating to the circumstances under which a termination is deemed to occur. A Participant shall have none of the rights of a shareholder with respect to any Shares unless and until the Shares are issued in his or her name.

       c) A Participant's right to purchase Shares under the Plan shall be non-transferable and shall be exercisable only by the Participant by notice in form prescribed by the Company delivered to the Participant's Employer or the Company during the


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           Participant's lifetime, except as provided for in Section 14(c)
           with respect to a Participant whose employment is terminated on account of death.

7.     Share Purchases
       ---------------

       a) As of any Purchase Date, pursuant to procedures established by the Company, with such advance notice as the Company may require from time to time, a Participant may elect to apply all or a specified part of the Participant's Savings Account to purchase Shares then available to the Participant pursuant to Section 6.

       b) If Shares are then available to a Participant under two or more offerings, the Participant's election to purchase Shares shall be applied in date order, earliest first, to the Share offerings then available to the Participant for which the Purchase Price is lower than the Market Price on the Purchase Date. If no Share offerings are available to the Participant for which the Purchase Price is lower than the Market Price on a Purchase Date, the Participant shall not be eligible to purchase Shares on the Purchase Date.

       c) A Participant's election to purchase Shares shall be in form prescribed by the Company.

       d) Any estimated withholding and other taxes incurred in connection with a purchase of Shares shall be funded by means of:

           (i) additional withholding from the Participant's current pay, subject to any legal limits on maximum withholding; or if that is insufficient to satisfy the estimated obligation as determined by the Participant's Employer,

           (ii) other assets of the Participant, in which case the Participant's election shall be accompanied by cash or a certified check in the amount of the estimated withholding taxes.

       e) A Participant's election shall include an authorization to withdraw the specified amount in local currency from the Participant's Savings Account to apply to the purchase of Shares.

       f) The purchase price of the Shares purchased and the amount required to be withheld by the Participant's Employer under applicable law in excess of the amounts to be withheld from the Participant's current pay by payroll deduction shall be paid by the Participant not later than the Purchase Date.

       g) If the amount in a Participant's Savings Account is less than the amount required to carry out the Participant's election, the Participant's election shall be carried out to the extent possible, provided that all transaction costs and tax liabilities are satisfied by the Participant.

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       h)  The amount specified in a Participant's election to purchase Shares shall be converted to United States currency and used by the Company or the Participant's Employer to carry out the Participant's election; provided, if the amount of United States currency so obtained exceeds the amount required to purchase all Shares available to the Participant, the excess shall not be converted to United States currency but instead shall remain in the Participant's Savings Account for subsequent use under the Plan, or if so converted, the transaction shall be reversed to the extent of the excess, and the excess shall be redeposited in the Participant's Savings Account, without liability for interest thereon, for subsequent use under the Plan.

       i) Shares acquired by a Participant pursuant to the Plan shall be delivered as Booked Shares; provided that a Participant may request that the Broker issue the Shares in certificate form in accordance with the Broker's regular practices and procedures. Requests for certificates must be accompanied with information required to enable delivery of the certificates and payment of any fees charged by the Broker for issuance of the Shares in certificate form.

       j) The Company may establish minimum purchase requirements for all Participants similarly situated.

8.     Dividends on Booked Shares
       --------------------------

       Any dividends paid on Booked Shares shall be the property of the respective Participants and shall be reinvested in Shares for the benefit for the Participant, in accordance with the Broker's customary practices and procedures, or at the election of a Participant shall be retained by the Broker in United States currency for the benefit of the Participant, except as required by law to be converted to the Participants' local currencies, in which case they shall be delivered to the respective Participants.

9.     Tax Withholding
       ---------------

       Where required by law, each Employer shall report to the appropriate government authority any amount subject to tax and social charges on account of any offer, purchase or sale pursuant to the Plan and shall estimate all current tax and social charge withholding liabilities, and the Participant shall satisfy this liability by means of withholding from the Participant's current pay or from the Participant's other assets.


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10.    Sale or Other Transfer of Shares
       --------------------------------

       a) 1) A Participant may elect to sell a specified number of Booked Shares in accordance with the Broker's regular practices and procedures as soon as practical after transfer to the Broker or on any subsequent Sale Date.

           2) The Participant shall designate which Booked Shares are to be sold; provided, if the Participant uses a method of communication maintained by the Broker which does not permit designation of which Booked Shares shall be sold, the Broker shall sell the specified number of Shares on a last-in first-out basis. As of May 1, 1999, the only such method is the Broker's automated voice response unit.

           3) The proceeds of sale of Booked Shares, net of any transaction fees associated to the sale, including but not limited to brokerage fees, wire transfer fees, and any taxes required to be withheld incident to the sale, shall be retained by the Broker for the benefit of the respective Participants; provided, if required by law or instructed in writing by the Participant, such net proceeds shall be converted by the Broker from United States currency to the Participant's local currency and delivered to the Participant.

       b) A Participant may transfer ownership of Booked Shares by gift to the extent permitted by and in accordance with the Broker's customary practices and procedures and laws applicable to the Participant.

       c) A Participant may sell any Shares issued to the Participant in certificate form at any time by means selected by the Participant and at the Participant's sole expense.

11.    Match on Retained Shares
       ------------------------

       a) On or about each Offering Date, the Company shall announce the rate at which Shares offered on that Offering Date which become Retained Shares will be matched by the Company or the Participant's Employer. This match rate shall be determined with respect to Participants in each location by the Chief Executive Officer of Anheuser-Busch International, Inc. in his or her sole discretion, in a range between 10% and 50% based on business performance for the fiscal year ending on December 31 prior to the Offering Date.

       b) As of the second anniversary of the Purchase Date for any Retained Shares of a Participant, the Company or the Participant's Employer, as determined by the Company in its sole discretion, shall grant the Participant additional whole and fractional shares of Booked Shares based on the applicable match rate. Notwithstanding anything, an individual whose employment with the Company and all subsidiaries ends before the second anniversary of the Purchase Date for


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           any Retained Shares shall not be eligible for this grant, unless the individual retires from status as an Eligible Employee on or after attainment of age 60.

12.    Currency Conversion
       -------------------

       a) Any currency conversion required in connection with a Participant's election to purchase Shares pursuant to Section 7 or transfer of employment pursuant to Section 15 shall be carried out by the Company or the Participant's Employer by any means the Company selects in its reasonable discretion. On inception of the Plan, the rate of currency conversion used in connection with Share purchase shall be determined by the Company on the basis of rates published on the first business day of the calendar month that ends immediately prior to the affected Purchase Date.

       b) Any currency conversion required in connection with a transaction related to Booked Shares held by the Broker shall be carried out by the Broker in accordance with its customary practices and procedures.

13.    Statements
       ----------

       Participants shall receive statements of their Savings Accounts and Share transactions not less frequently than annually.

14.    Termination of Employment
       -------------------------

       a) Termination of employment includes the separation of a Participant, directly or through the separation of his or her Employer, from the group of companies comprised of the Company and its Subsidiaries for any reason, including death, permanent or indefinite disability, retirement, resignation, dismissal, permanent or indefinite layoff or other event having a similar effect, or by reason that the Participant's Employer ceases to be a Subsidiary or a division of a Subsidiary.

       b) In the event of a Participant's termination of employment with the Company and all of its Subsidiaries for any reason other than death, all of the Participant's outstanding offers to purchase Shares shall immediately be cancelled. The Participant or the beneficiary designated by the Participant or required by law with respect to a deceased Participant may treat any Booked Shares owned by the Participant at the time of termination of employment as his or her own property.

       c) A Participant or beneficiary shall not be eligible for any match of the type provided for in Section 11 after termination of employment except a Participant who retires on or after attainment of age 60.


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       d)  If a Participant's termination of employment ends by reason of the
           Participant's death, the beneficiary designated by the Participant or required by law may elect to apply all or part of the amount of the Participant's Savings Account to purchase Shares then available to the Participant in accordance with Section 7 for a period not in excess of six (6) months from the Participant's date of death.

       e) Layoff or approved leave of absence shall not be treated as termination of employment for this purpose, provided that the Participant returns to work within twelve (12) months after the period of layoff begins or before the expiration of the approved leave of absence, as the case may be. In the event that the Participant does not return to work within the period of time provided for in this paragraph (d), the Participant's employment shall be deemed terminated as of the first day of such layoff or leave of absence. If the period of layoff or approved leave of absence includes the date on which the Participant would otherwise be eligible for the match on any Retained Shares pursuant to Section 11, the match shall not be awarded unless the Participant returns to work within the period of time provided for in this paragraph (d), and if the match is awarded with respect to such Retained Shares, it shall be awarded as of the Purchase Date following the Participant's return to work.

15.    Transfers
       ---------

       a) If a Participant transfers from one location where Plan participation is available to another location where Plan participation is available, to the extent permitted by law, the Participant shall continue to participate in the Plan without interruption; provided, except as limited by law: (1) the Participant shall re-enroll in the new location for purposes of authorizing Plan contributions to his or her Savings Account; (2) the Participant shall authorize transfer of the amount in his or her Savings Account in the prior location to his or her Savings Account in the new location at then prevailing exchange rates; and (3) the Participant shall be subject to any local rules in the new location with respect to Shares purchased with his or her Savings Account in the new location, including amounts transferred from his or her Savings Account in the old location.

       b) If a Participant transfers from a location where Plan participation is available to a location where Plan participation is not available, to the extent permitted by law, the Participant may use his or her Savings Account to purchase Shares then available to the Participant under all Share offerings on the Purchase Date preceding the transfer, and the Participant may elect to sell the Shares so purchased and any Booked Shares then owned by the Participant or to receive the Shares in certificate form pursuant to procedures then in use under Sections 7 and 10 of the Plan or retain the Shares as Booked Shares, in accordance with and subject to the practices and procedures of the Broker. If no Purchase Date occurs between the date the Participant is notified of the transfer and the


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           Participant's transfer date, the Company shall determine in its sole discretion when and how the Participant's participation in the Plan shall be terminated.

       c) If an Eligible Employee transfers from a location where Plan participation is not available to a location where Plan participation is available, the Eligible Employee may become a Participant as of the next regular Offering Date in the new location so long as the Employee joined the Company and its Subsidiaries before January 1 next preceding the Offering Date.

16.    Plan Changes and Termination
       ----------------------------

       a) The Company is under no obligation to make Share offerings under this Plan. The Company may make changes to the Plan in respect of any Share offering prior to its Offering Date; provided that no change shall increase the maximum number of Shares issuable under the Plan without approval of the Stock Option Plans Committee of the Board or expand the definition of Eligible Employee.

       b) The Company may terminate the Plan with respect to any or all groups of Eligible Employees at any time.

       c) Any Employer may withdraw from the Plan at any time by three (3) months' advance written notice to the Company; provided, in that case, that affected Participants shall not be prohibited from applying amounts in their respective Savings Accounts to outstanding Share Offerings as of the Purchase Date coincident with or next preceding the date of withdrawal.

17.    Variation in Plan Rules
       -----------------------

       The Company in its sole discretion may change the Plan Rules with respect to specific locations and the Participants of any Employer in those locations. Such changes may be reflected in Exhibits to this document or by other methods determined by the Company.

18.    Administration
       --------------

       a) Responsibility for administration of the Plan shall be shared by the Company and each Employer in the matter determined by the Company in its sole discretion from time to time and place to place. The Company and the Employers shall appoint local representatives to handle Plan administration to the extent they deem appropriate.

       b) The Company shall have sole authority and responsibility to construe and interpret the Plan and establish, amend, and revoke rules, regulations and procedures for its administration. The Company in the exercise of this authority and responsibility shall generally determine all questions of policy and


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           expediency that may arise, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or expedient. The Company's interpretation and construction of any provision of the Plan shall be final and conclusive.

       c) The Company shall act through its Vice President, Employee Benefits and through his or her delegates. The Company may appoint any one or more employees to act as a Committee to carry out any one or more of its administrative duties under the Plan.

19.    Changes in Capital Stock
       ------------------------

       a) In the event of a change in the Company's capital stock as a result of any dividend or distribution (whether in the form of cash, Shares, other securities or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or any other similar corporate transaction, change or event, the aggregate number and class of Shares available in subsequent offerings under the Plan and the number, class and price of Shares subject to outstanding offers under the Plan shall be adjusted in the same manner and to the same extent as under the Company's 1998 Incentive Stock Plan, except as otherwise determined by the Stock Option Plans Committee of the Board.

       b) If the Board approves any merger or consolidation of the Company with or into any other corporation or business entity as a result of which the Company shall not be the surviving corporation, Shares then subject to offer shall be treated in the same manner as Awards under the Company's 1998 Incentive Stock Plan, except as otherwise determined by the Stock Option Plans Committee of the Board.

20.    Miscellaneous
       -------------

       a) No discretion granted or allowed to the Company shall apply to Shares after their Offering Date.

       b) Nothing in this Plan shall confer on any person any expectation to continue in the employ of any Employer or interfere in any manner with the right of any Employer to change or terminate any person's employment at any time for any reason or for no reason, to the extent allowed under governing law.


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21.    Governing Law
       -------------

       a) Except as otherwise expressly required under the laws of a country, this Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the state of Delaware, United States of America.

       b) Should any provision of this Plan be determined by a court of competent jurisdiction to be unlawful or unenforceable for a country, such determination shall in no way affect the application of that provision in any other country, or any of the remaining provisions of the Plan.


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